UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2017

VALVOLINE INC.
 (Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3499 Blazer Parkway
Lexington, KY 40509
 (Address of Principal Executive Offices)

(859) 357-7777
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On January 4, 2017, Valvoline Inc. issued a news release announcing that its subsidiary, Valvoline LLC, has entered into a definitive agreement to acquire the business assets related to 28 quick-lube stores from Time-It Lube L.L.C. and Time-It Lube of Texas, LP.  A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description

99.1	News Release dated January 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: January 5, 2017	By:	/s/ Julie M. O’Daniel
Julie M. O’Daniel
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated January 4, 2017